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                                                                        EXHBIT 1

                              POST PROPERTIES, INC.
                             (a Georgia corporation)

               Common Stock, Preferred Stock and Depositary Shares

                               PURCHASE AGREEMENT

                                                              February 4, 1998

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
World Financial Center
250 Vesey Street
New York, New York 10281-1209

Ladies and Gentlemen:

         Post Properties, Inc., a Georgia corporation (the "Company"), proposes to issue and sell up to $400,000,000 aggregate initial public offering price of its (i) shares of common stock, par value $.01 per share (the "Common Stock"),
(ii) shares of preferred stock, par value $.01 per share (the "Preferred Stock"), and (iii) shares of Preferred Stock represented by Depositary Shares (the "Depositary Shares") in amounts, at prices and on terms to be determined at the time of offering.

         The Preferred Stock will be issued in one or more series and each series of Preferred Stock may vary, as applicable, as to the title, specific number of shares, rank, stated value, liquidation preference, dividend rate or rates (or method of calculation), dividend payment dates, redemption provisions, sinking fund requirements, conversion provisions (and terms of the related Underlying Securities (as defined below)) and any other variable terms as set forth in the applicable articles of amendment (each, the "Articles of Amendment") relating to such series of Preferred Stock. A series of Preferred Stock may be represented by Depositary Shares that are evidenced by depositary receipts (the "Depositary Receipts") issued pursuant to a deposit agreement (each, a "Deposit Agreement") among the Company, the depositary identified therein (the "Depositary") and the registered holders of the Depositary Receipts issued thereunder.

         As used herein, "Securities" shall mean the Common Stock, Preferred Stock or Depositary Shares, or any combination thereof, initially issuable by the Company and "Underlying Securities" shall mean the Common Stock or Preferred Stock issuable upon conversion of the Preferred Stock or Depositary Shares, as applicable. Unless the context otherwise requires, as used herein, "you" and "your"

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shall mean the parties to whom this Agreement is addressed together with the other parties, if any, identified in the applicable Terms Agreement (as hereinafter defined) as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

         Whenever the Company determines to make an offering of Securities through you, or through an underwriting syndicate managed by you, the Company will enter into an agreement (each a "Terms Agreement") providing for the sale of such Securities (the "Underwritten Securities") to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you (the "Underwriters," which term shall include you, whether acting as sole Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Underwritten Securities shall specify the number of Underwritten Securities to be initially issued (the "Initial Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter other than you acting as co-manager in connection with such offering, the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment and any delayed delivery arrangements of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities (including, but not limited to, current ratings, if applicable, designations, liquidation preferences, conversion provisions, redemption provisions and sinking fund requirements), as well as the material variable terms of any related Underlying Securities. In addition, if applicable, such Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the number of Underwritten Securities subject to such option (the "Option Underwritten Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of any Option Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Underwritten Securities through you as sole Underwriter or through an underwriting syndicate managed by you will be governed by this Agreement, as supplemented by the applicable Terms Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Underwritten Securities.

         The Company and Post Apartment Homes, L.P., a Georgia limited partnership (the "Operating Partnership") have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3



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(No. 333-36595) for the registration of, among other securities, the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 430A or Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company and the Operating Partnership have filed such amendments thereto as may have been required prior to the execution of the applicable Terms Agreement. Such registration statement (as amended, if applicable) has been declared effective by the Commission. Such registration statement and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations, and each prospectus supplement relating to the offering of Underwritten Securities pursuant to Rule 430A or Rule 415 of the 1933 Act Regulations (the "Prospectus Supplement")), including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are collectively referred to herein as the "Registration Statement" and the "Prospectus," respectively; provided, that if any revised Prospectus shall be provided to you by the Company for use in connection with the offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to you for such use; provided, further, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Underwritten Securities to which it relates. Any registration statement (including any supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) of the 1933 Act Regulations (a "Rule 462(b) Registration Statement") shall be deemed to be part of the Registration Statement. Any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in the Rule 462(b) Registration Statement and any term sheet as contemplated by Rule 434 of the 1933 Act Regulations (a "Term Sheet") shall be deemed to be part of the Prospectus. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, preliminary prospectus supplement, Prospectus or Prospectus Supplement or any Term Sheet or

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any amendment or supplement to the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         The term "Subsidiary" as used herein means a corporation or a partnership a majority of the outstanding equity interests of which is owned or controlled, directly or indirectly, by the Company or the Operating Partnership, as the case may be, or by one or more other Subsidiaries of the Company or the Operating Partnership.

         SECTION 1. Representations and Warranties of the Company and the Operating Partnership.

         (a) The Company and the Operating Partnership, jointly and severally, represent and warrant to you, as of the date hereof, and to you and each other Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

                           (1) The Company and the Operating Partnership meet
                  the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement, the Prospectus and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the 1933 Act and no proceeding for that purpose has been instituted or is pending or, to the knowledge of the Company, is contemplated or threatened by the Commission or by the state securities authority of any jurisdiction, and any request on the part of the Commission for additional information has been complied with. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction.

                           (2) The Registration Statement, at the time it became
                  effective, complied, and the Registration Statement and the Prospectus at each Representation Date will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. The Registration Statement, at the time the Registration Statement became effective, did not, and as of each Representation Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Representation Date, the Prospectus and


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                  any amendments and supplements thereto (unless the term
                  "Prospectus" refers to a prospectus which has been provided to you by the Company for use in connection with an offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to you for such use) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through you expressly for use in the Registration Statement or the Prospectus. If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Underwritten Securities, the Company has complied or will comply with the requirements of Rule 111 of the 1933 Act Regulations relating to the payment of filing fees therefor.

                           (3) Each preliminary prospectus, preliminary
                  prospectus supplement and Prospectus Supplement filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied, when so filed, in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (4) The documents incorporated or deemed to be
                  incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of each Representation Date or during the period specified in
                  Section 3(f), did not and will not include an untrue statement of a material fact or omit

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                  to state a material fact required to be stated therein or
                  necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (5) Each of Price Waterhouse LLP and Ernst & Young
                  LLP, the accounting firms that certified the financial statements and supporting schedules included in, or incorporated by reference into, the Registration Statement and the Prospectus is an independent public accountant as required by the 1933 Act and the 1933 Act Regulations.

                           (6) The consolidated financial statements of the
                  Company and the Operating Partnership incorporated by reference into the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the Company, the Operating Partnership and their consolidated subsidiaries, or such other entities, as the case may be, at the respective dates indicated and the statement of operations, stockholders' equity, partners' equity and cash flows of the Company, the Operating Partnership and their consolidated subsidiaries, or such other entities, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in, or incorporated by reference into, the Registration Statement and the Prospectus present fairly the information required to be stated therein. The selected financial data and the summary financial information included in, or incorporated by reference into, the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in, or incorporated by reference into, the Registration Statement and the Prospectus. The Company's and the Operating Partnership's ratios of earnings to fixed charges and preferred stock dividends (actual and, if any, pro forma) included in the Prospectus under the captions "Ratios of Earnings to Fixed Charges and Preferred Stock Dividends" and in Exhibit 12.1 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. In addition, any pro forma financial statements included in, or incorporated by reference into, the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission, and the assumptions used in the preparation thereof are, in the opinion of the Company, reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein and have been


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                  properly applied to the historical amounts in the compilation of such statements. Other than the historical financial statements (and schedules) included therein, no other historical or pro forma financial statements (or schedules) are required by the 1933 Act or the 1933 Act Regulations to be included in the Registration Statement.

                           (7) Since the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership and their Subsidiaries considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business; (B) no casualty loss or condemnation or other adverse event with respect to any of the interests held directly or indirectly in any of the real properties owned, directly or indirectly, by the Company, the Operating Partnership or their Subsidiaries (the "Properties") has occurred that is material to the Company, the Operating Partnership and their Subsidiaries considered as one enterprise; (C) there have been no transactions entered into by the Company, the Operating Partnership or any Subsidiary, other than those arising in the ordinary course of business, which are material with respect to the Company, the Operating Partnership and their Subsidiaries considered as one enterprise or that would result, upon consummation, in any material inaccuracy in the representations contained in
                  Section 1(a)(6) above; (D) neither the Company, the Operating Partnership nor any Subsidiary has incurred any material obligation or liability, direct, contingent or otherwise; and
                  (E) there has been no material change in the short-term debt or long-term debt of the Company or the Operating Partnership.

                           (8) The Company has been duly organized and is
                  validly existing as a corporation in good standing under the Georgia Business Corporation Code with corporate power and authority to own, lease and operate its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the applicable Terms Agreement, any Deposit Agreement, the Delayed Delivery Contracts (as defined herein), if any and the other agreements to which it is a party. The Company is duly qualified or registered as a foreign corporation to transact business in the States of ________________ and each other jurisdiction in which such qualification or registration is required, whether by reason of the



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                  ownership, leasing or management of property or the conduct of business except where the failure to so qualify or register would not have a Material Adverse Effect.

                           (9) Post GP Holdings, Inc. has been duly organized
                  and is validly existing as a corporation in good standing under the Georgia Business Corporation Code with corporate power and authority to own, lease and operate its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the applicable Terms Agreement, any Deposit Agreement, the Delayed Delivery Contracts, if any and the other agreements to which it is a party. Post GP Holdings, Inc. is duly qualified or registered as a foreign corporation to transact business and is in good standing in the States of Florida, North Carolina, Tennessee and Texas and the Commonwealth of Virginia and each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership, leasing or management of property or the conduct of business except where the failure to so qualify or register would not have a Material Adverse Effect. All of the issued and outstanding shares of capital stock of Post GP Holdings, Inc. have been duly authorized and validly issued and fully paid.

                           (10) Post LP Holdings, Inc. is a corporation duly
                   formed and is validly existing and in good standing under the laws of the State of Georgia. Post LP Holdings, Inc. has the power and authority to own, lease and operate its properties and conduct the business in which it is engaged and, to our knowledge, such corporation is duly qualified as a foreign corporation in the jurisdictions set forth in an exhibit to the opinion. All of the issued and outstanding shares of capital stock of Post LP Holdings, Inc. have been duly authorized and validly issued and fully paid.

                           (11) The Operating Partnership has been duly formed
                  and is validly existing as a limited partnership in good standing under the Georgia Revised Uniform Limited Partnership Act (the "Georgia Act") with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Terms Agreement and the other agreements to which it is a party. The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in the States of Florida, North Carolina, Tennessee and Texas and the Commonwealth of Virginia and each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership, leasing or management of property or the conduct of business, except where the


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                  failure to so qualify or register would not have a Material
                  Adverse Effect.

                           (12) Each of the Subsidiaries has been duly formed
                  and is validly existing and in good standing under the laws of its jurisdiction of organization with partnership or corporate power and authority to conduct the business in which it is engaged and to own, lease and operate its properties as described in the Prospectus. Each of the Subsidiaries is duly qualified as a foreign partnership, corporation or other organization to transact business and is in good standing in each jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property, the management of properties by others or the conduct of business except where the failure to so qualify or register would not have a Material Adverse Effect.

                           (13) The capitalization of the Company is as set
                  forth in the Prospectus (except for subsequent issuances thereof, if any, contemplated under this Agreement, pursuant to employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of capital stock were issued in violation of preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company, the Operating Partnership or any of their subsidiaries is a party, or otherwise.

                           (14) The capitalization of the Operating Partnership
                  is as set forth in the Prospectus and all of the outstanding partnership interests in the Operating Partnership have been duly authorized and validly issued and the capital contributions with respect thereto have been made in full; and the partnership interests owned, directly or indirectly, by the Company are owned in the percentage amount set forth in the Prospectus free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The Company, directly or indirectly, is the sole general partner of the Operating Partnership.

                           (15) All of the issued and outstanding shares of
                  capital stock and partnership interests, as the case may be, of each Subsidiary have been validly issued and fully paid and are owned by the Company, the Operating Partnership, another Subsidiary, and/or certain affiliated entities as described in the Registration Statement, in each case free and clear of any security interest, mortgage, pledge, lien,


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                  encumbrance, claim or equity, other than the transfer
                  restrictions set forth in the Option and Transfer Agreement by and among the Operating Partnership, Post Services, Inc., John
                  A. Williams and John T. Glover. The Operating Partnership owns no direct or indirect equity interest in any entity other than its Subsidiaries.

                           (16) Except for transactions described in the
                  Prospectus and transactions in connection with stock and Operating Partnership interests (the "Unit") option and dividend reinvestment plans and exchanges of Units, there are no outstanding securities convertible into or exchangeable for any capital stock of the Company and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for such shares, Units or other securities of the Company, the Operating Partnership or any of their subsidiaries.

                           (17) Each of the Company and the Operating
                  Partnership has full power and authority to enter into and perform its obligations under this Agreement, the applicable Terms Agreement, the Deposit Agreement, if applicable and the Delayed Delivery Contracts (as defined in Section 2 hereof), if any and this Agreement has been, and as of each Representation Date, the applicable Terms Agreement, Deposit Agreement, if any, and the Delayed Delivery Contracts, if any, will have been, duly authorized, executed and delivered by each of the Company and the Operating Partnership and, assuming due authorization and delivery by the other parties thereto, each is a valid and binding agreement of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (C) rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws.

                           (18) The Common Stock has been, or as of the date of
                  the applicable Terms Agreement will have been, duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered as provided herein and in the applicable Terms Agreement, the Common Stock will be validly issued, fully paid and non-assessable; the Preferred Stock has been, or as of the date of the applicable Terms Agreement will have been, duly authorized and classified and when Articles of Amendment setting the terms of the Preferred Stock are duly executed and filed with the Secretary of State of the State of Georgia and the Preferred Stock is


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                  duly paid for, sold and issued, and certificates therefor are duly executed, countersigned and delivered as provided herein and in the applicable Terms Agreement or any Delayed Delivery Contract, the Preferred Stock will be validly issued, fully paid and non-assessable; when Depositary Receipts evidencing any Depositary Shares are issued and delivered against deposit of Preferred Stock and against payment for the Depositary Shares pursuant to this Agreement, the Terms Agreement relating to the Depositary Shares and the Deposit Agreement, the Preferred Stock will be validly issued, fully paid and non-assessable, and the Depositary Receipts will be legally issued and will entitle the holders thereof to the rights specified in the Depositary Receipts and the Deposit Agreement; the Preferred Stock, if applicable, conforms to the Articles of Amendment; the Underwritten Securities being sold pursuant to the applicable Terms Agreement conform, in all material respects, to the descriptions thereof contained in the Prospectus; and the issuance of the Underwritten Securities is not subject to preemptive or similar rights.

                           (19) Before the Closing Time for any Depositary
                  Shares, the Deposit Agreement will be duly authorized and executed by the Company, and assuming due authorization, execution and delivery by the Depositary, the Deposit Agreement will constitute a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (C) rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws.

                           (20) If applicable, the Common Stock issuable upon
                  conversion of any of the Preferred Stock or the Depositary Shares have been, or as of the date of such Terms Agreement will have been, duly and validly authorized and reserved for issuance by the Company upon such conversion by all necessary action and such shares, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable and the issuance of such shares upon such conversion will not be subject to preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any of its subsidiaries is a party, or otherwise. The Common Stock issuable upon conversion of any of the Preferred Stock or Depositary Shares will conform in all material respects to the descriptions thereof in the Prospectus.



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                           (21) The Underwritten Securities being sold pursuant
                  to the applicable Terms Agreement and each applicable Deposit Agreement, as of the date of the Prospectus, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

                           (22) Neither the Company, the Operating Partnership
                  nor any of their Subsidiaries is in violation of its charter, by-laws, certificate of limited partnership, partnership agreement or LLC agreement, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it or any of them is a party or by which any of them may be bound, or to which any of their property or assets is subject, except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement or the applicable Terms Agreement or any Deposit Agreement and the transactions contemplated herein or therein including the issuance, sale and delivery of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described in the Prospectus under the caption "Use of Proceeds," and compliance by the Company and the Operating Partnership with its obligations hereunder and thereunder (A) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company, the Operating Partnership or any of their Subsidiaries pursuant to, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, the Operating Partnership or any of their Subsidiaries is a party or by which it or any of them may be bound, or to which any of their properties or assets is subject, nor (B) will such action result in any violation of the provisions of the (i) charter, bylaws, LLC agreement or partnership agreement of the Company, the Operating Partnership or any Subsidiary, as the case may be, or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government agency or court, domestic or foreign, having jurisdiction over the Company, the Operating Partnership or any Subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Operating Partnership or any Subsidiary.

                           (23) No labor dispute with the employees of the
                  Company, the Operating Partnership or any Subsidiary exists or, to the knowledge of the Company and the Operating Partnership, is imminent, which may result in a Material Adverse Effect.

                           (24) There is no action, suit or proceeding before or
                  by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company or the Operating Partnership threatened, against or affecting the Company, the Operating Partnership, any Subsidiary thereof, any Property or any officer or director of the foregoing, which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might result in a Material Adverse Effect, or which might materially and adversely affect the consummation of this Agreement or the applicable Terms Agreement or any Deposit Agreement or the Delayed Delivery Contracts or the transactions contemplated herein or therein. There is no pending legal or governmental proceedings to which the Company, the Operating Partnership or any Subsidiary is a party or of which any of their respective assets or properties is subject which might result in a Material Adverse Effect.

                           (25) There are no contracts or documents of the
                  Company or the Operating Partnership which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and/or filed as required.

                           (26) No authorization, approval or consent of any
                  court or governmental authority or agency is necessary or required for the performance by the Company and the Operating Partnership of their obligations under this Agreement or the applicable Terms Agreement or in connection with the transactions contemplated under this Agreement, such Terms Agreement or any Deposit Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations or state securities or real estate syndication laws.

                           (27) The Company, the Operating Partnership and their
                  Subsidiaries own or possess trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company, the Operating Partnership nor any of their Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company, the Operating Partnership or any of their Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                           (28) Each of the Company, the Operating Partnership
                  and their Subsidiaries has all permits, licenses, approvals, consents, certificates and other authorizations of and from (collectively, "Governmental Licenses") and has made all declarations and filings with, all appropriate federal, state, local, foreign and other governmental authorities, all self-regulatory organizations and all courts and other tribunals required for it to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Registration Statement and the Prospectus, other than such Governmental Licenses the absence of which, singly or in the aggregate, could result in a Material Adverse Effect. Neither the Company, the Operating Partnership nor any of their Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                           (29) (A) The Company and the Operating Partnership
                  have good and marketable fee simple title to the land underlying the Properties (or, in the case of the Property known as "Post Renaissance," a good and marketable leasehold interest in the land underlying such Property) and good and marketable title to the improvements thereon and all other assets that are required for the effective operation of such Properties in the manner in which they currently are operated, subject, however, to existing mortgages on such Properties, to utility easements serving such Properties, to liens of ad valorem taxes not due and payable as of the Closing Time, to zoning and similar governmental land use matters affecting such Properties that are consistent with the current uses of such Properties, to matters of title not adversely affecting marketability of title to such Properties, other statutory liens not due and payable as of the Closing Time, title matters that may be material in character, amount or extent but which do not materially detract from the value, or interfere with the use of, the Properties or otherwise materially impair the business operations being conducted or proposed to be conducted thereon, ownership of cable television lines and facilities serving one or more of such Properties by the cable television providers or their affiliates, service marks and trade names used in connection with such Properties, and ownership by others of certain items of equipment and other items of personal property that are not material to the conduct of business operations at such Properties; (B) the ground lease under which the Company and the Operating Partnership lease the land on which the Property known as "Post Renaissance" is located is in full force and effect, and the Company and the Operating Partnership are not in default in respect of any of the terms or provisions of such lease and the Company and the Operating Partnership have not received notice of the assertion of any claim by anyone adverse to the Company's or the Operating Partnership's rights as lessee under such lease, or affecting or questioning the Company's or the Operating Partnership's right to the continued possession or use of the Property under such lease or of a default under such lease, other than claims which would not have a Material Adverse Effect; (C) all liens, charges, encumbrances, claims, or restrictions on or affecting any of the Properties and the assets of the Company and the Operating Partnership or any Subsidiary which are required to be disclosed in the Prospectus are disclosed therein; (D) none of the Company and the Operating Partnership or any tenant of any of the Properties is in default under any of the leases pursuant to which the Company and the Operating Partnership, as lessor, leases its Property (and the Company and the Operating Partnership do not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases) other than such defaults that would not have a Material Adverse Effect; (E) no person has an option or right of first refusal to purchase all or part of any Property or any interest therein; (F) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except to the extent disclosed in the Prospectus and except for such failures to comply that would not individually or in the aggregate have a Material Adverse Effect; (G) the Company and the Operating Partnership do not have knowledge of any pending or threatened condemnation proceedings, zoning change, or other similar proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the Properties, except such proceedings or actions that would not have a Material Adverse Effect; and (H) other than with respect to the

                  Property known as "Post Woods," the Company and the Operating Partnership are the beneficiaries of title insurance on the Properties in amounts that were commercially reasonable at the time such policies were issued, and in each case such title insurance is in full force and effect.

                           (30) The Company and the Operating Partnership are
                  not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                           (31) Except as disclosed in the Prospectus, (A) each
                  Property, including, without limitation, the Environment (as defined below) at each Property, is free of any Hazardous Substance (as defined below) in violation of any Environmental Law (as defined below) applicable to the Properties except for any Hazardous Substance that would have any Material Adverse Effect; (B) none of the Company, the Operating Partnership or any Subsidiary has caused or suffered to occur any Release (as defined below) of any Hazardous Substance into the Environment on, in, under or from any Property in violation of any Environmental Law applicable to such Property, and no condition exists on, in or under any Property or, to the knowledge of the Company or the Operating Partnership, any property adjacent to any Property that could result in the occurrence of material liabilities under, or any material violations of, any Environmental Law applicable to such Property, give rise to the imposition of any Lien (as defined below) under any Environmental Law, or cause or constitute a health, safety or environmental hazard to any property, person or entity; (C) none of the Company, the Operating Partnership or any Subsidiary is engaged in or intends to engage in any manufacturing or any similar operations at any Property that
                  (1) require the use, handling, transportation, storage, treatment or disposal of any Hazardous Substance (other than paints, stains, cleaning solvents, insecticides, herbicides, or other substances that are used in the ordinary course of operating any Property and in compliance with all applicable Environmental Laws) or (2) require permits or are otherwise regulated pursuant to any Environmental Law; (D) none of the Company, the Operating Partnership or any Subsidiary has received any notice of a claim under or pursuant to any Environmental Law applicable to a Property or under common law pertaining to Hazardous Substances on any Property or pertaining to other property at which Hazardous Substances generated at any Property have come to be located; (E) none of the Company, the Operating Partnership or any Subsidiary has received any notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law that is uncured or unremediated as of the date hereof; and (F) no Property (1) is included or to the knowledge of the Company, the Operating Partnership or any Subsidiary, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA as a potential CERCLA removal, remedial or response site or (2) is included or proposed for inclusion on, any similar list of potentially contaminated sites pursuant to any other applicable Environmental Law nor has the Company, the Operating Partnership, or any subsidiary received any written notice from the EPA or any other Governmental Authority proposing the inclusion of any Property on such list.

                           As used herein, "Hazardous Substance" shall include,
                  without limitation, any hazardous substance, hazardous waste, toxic or dangerous substance, pollutant, solid waste or similarly designated materials, including, without limitation, oil, petroleum, or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste, including any such substance, pollutant or waste identified, listed or regulated under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. ss. 172.101, as the same may now or hereafter be amended, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 3202, as the same may now or hereafter be amended); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. ss. 9601, et seq.) ("CERCLA"), the Resource Conservation Recovery Act, as amended (42 U.S.C. ss. 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. ss. 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. ss. 1251, et seq.), the Occupational Safety and Health Act of 1970, as amended (15 U.S.C. ss. 2601, et seq.), the Toxic Substances Control Act, as amended (29 U.S.C. ss. 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. ss. 1801, et seq.), together with all rules, regulations and orders promulgated thereunder and all other federal, state and local laws, ordinances, rules, regulations and orders relating to the protection of the environment or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any material mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

                           (32) Each of the Company, the Operating Partnership
                  and their Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged.

                           (33) The Company was organized and has operated in
                  conformity with the requirements for qualification and taxation as a REIT for each of its taxable years beginning with the taxable year ended December 31, 1993, and its current organization and method of operation should enable it to continue to meet the requirements for qualification and taxation as a REIT.

                           (34) The Operating Partnership and each of the
                  Subsidiary Partnerships are properly classified as partnerships, and not as corporations or as associations taxable as corporations, for Federal income tax purposes throughout the period from July 22, 1993 through the date hereof, or, in the case of any Subsidiary Partnerships that have terminated, through the date of termination of such Subsidiary Partnerships.

                           (35) Each of the Company, the Operating Partnership
                  and their Subsidiaries has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to file would not have a Material Adverse Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except in all cases for any such tax, assessment, fine or penalty that is being contested in good faith.

                           (36) The Common Stock will be listed on the New York
                  Stock Exchange on the applicable Representation Date and at the applicable Closing Time. If so stated in the applicable Prospectus Supplement, as of the applicable Representation Date, the Preferred Stock will have been approved for listing on the New York Stock Exchange upon official notice of issuance.

                           (37) Unless otherwise agreed by you, the Preferred
                  Stock will have an investment grade rating from one or more nationally recognized statistical rating organizations at the Representation Date and at the applicable Closing Time.

                  (b) Any certificate signed by any officer of the Company, the Operating Partnership or any Subsidiary and delivered to you or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company and the Operating Partnership to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

                  SECTION 2.  Sale and Delivery to Underwriters; Closing.

                  (a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions set forth herein or in the applicable Terms Agreement.

                  (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement relating to the Initial Underwritten Securities, an option to the Underwriters named in such Terms Agreement, severally and not jointly, to purchase up to the number of the Option Underwritten Securities set forth therein at a price per Option Underwritten Security equal to the price per Initial Underwritten Security, less an amount equal to any dividends or distributions declared by the Company or the Operating Partnership and paid or payable on the Initial Underwritten Securities but not payable on the Option Underwritten Securities. Such option, if granted, will expire 30 days or such lesser number of days as may be specified in the applicable Terms Agreement after the Representation Date relating to the Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by you to the Company setting forth the number of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by you, but shall not be later than seven full business days and not be earlier than two full business days after the exercise of said option, unless otherwise agreed upon by you and the Company. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Underwritten Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total number of Initial Underwritten Securities, subject to such adjustments as you in your discretion shall make to eliminate any sales or purchases of a fractional number of Option Underwritten Securities.

                  (c) Payment of the purchase price for, and delivery of, the Initial Underwritten Securities to be purchased by the Underwriters shall be made at the offices of Hogan & Hartson L.L.P., 555 Thirteenth Street, N.W., Washington, D.C. 20004, or at such other place as shall be agreed upon by you and the Company, at 9:00 a.m. (Eastern time) on the fourth business day (or the third business day if required under Rule 15c6-1 of the 1934 Act, or unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement, or such other time as shall be agreed upon by you and the Company (each such time and date of payment and delivery being herein called a "Closing Time"). In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Underwritten Securities, payment of the purchase price for, and delivery of such Option Underwritten Securities, shall be made at the above-mentioned offices of Hogan & Hartson L.L.P., or at such other place as shall be agreed upon by you and the Company, on the relevant Date of Delivery as specified in the notice from you to the Company or the Operating Partnership.

                  Payment shall be made to the Company by wire transfer or by certified or official bank check or checks drawn in Federal or similar same-day funds payable to the order of the Company against delivery to you for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price, for the Underwritten Securities which it has severally agreed to purchase. You, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

                  (d) The Underwritten Securities, or, if applicable, Depositary Receipts evidencing the Depositary Shares, shall be in such authorized denominations and registered in such names as you may request in writing at least two full business days prior to the applicable Closing Time or the relevant Date of Delivery, as the case may be. The Underwritten Securities will be made available for examination and packaging by you on or before the first business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

                  If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at Closing Time, for the respective accounts of the Underwriters, a fee specified in the applicable Terms Agreement for each of the Underwritten Securities for which Delayed Delivery Contracts are made at the applicable Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectus. At the applicable Closing Time, the Company will enter into Delayed Delivery Contracts (for not less than the minimum number of Underwritten Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate number of Underwritten Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

                  You shall submit to the Company, at least three business days prior to the applicable Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the number of Underwritten Securities to be purchased by each of them, and the Company will advise you, at least two business days prior to the applicable Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the number of Underwritten Securities to be covered by each such Delayed Delivery Contract.

                  The number of Underwritten Securities agreed to be purchased by the several Underwriters pursuant to the applicable Terms Agreement shall be reduced by the number of Underwritten Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Company; provided, however, that the total number of Underwritten Securities to be purchased by all Underwriters shall be the total number of Underwritten Securities covered by the applicable Terms Agreement, less the number of Underwritten Securities covered by Delayed Delivery Contracts.

                  SECTION 3. Covenants of the Company and the Operating Partnership. Each of the Company and the Operating Partnership covenants with you and with each Underwriter participating in the offering of Underwritten Securities, as follows:

                           (a) In respect of each offering of Underwritten
                  Securities, the Company will prepare a Prospectus Supplement setting forth the number of Underwritten Securities covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the number of Underwritten Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Underwritten Securities; and the Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the time period required by such Rule and will furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request. If, at the time that the Registration Statement became effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following execution of the applicable Terms Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), including all information so omitted.

                           (b) The Company will notify you immediately, and
                  confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities or offering or sale in any jurisdiction, or of any proceedings for any of such purposes; and the Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                           (c) At any time when the Prospectus is required to be
                  delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Company will give you notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and will furnish you with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which you or counsel for the Underwriters shall object.

                           (d) The Company has furnished or will deliver to you
                  and counsel for the Underwriters, without charge, as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and copies of all consents and certificates of experts, and will also deliver to you without charge, as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as you may reasonably request. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (e) The Company will deliver to each Underwriter,
                  without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company and the Operating Partnership hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (f) The Company will comply with the 1933 Act
                  Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it shall be necessary, in the reasonable opinion of either of such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, then the Company will promptly prepare and file with the Commission such amendment or supplement in form and substance reasonably satisfactory to counsel for the Underwriters, whether by filing documents pursuant to the 1933 Act, the 1934 Act, or otherwise, as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                           (g) The Company will use its best efforts, in
                  cooperation with the Underwriters, to qualify the Underwritten Securities and any related Underlying Securities for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions (domestic or foreign) as you may designate and to maintain such qualifications in effect; provided, however, that the Company shall not be obligated to file any general consent service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect to doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities or any related Underlying Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities or any related Underlying Securities.

                           (h) With respect to each sale of Underwritten
                  Securities, the Company and the Operating Partnership will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement.

                           (i) If the applicable Terms Agreement specifies that
                  any related Underlying Securities include Common Stock or Preferred Stock, the Company shall reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of shares of Common Stock and/or Preferred Stock, as applicable, for the purpose of enabling the Company to satisfy any obligations to issue such Underlying Securities upon conversion of the Preferred Stock or Depositary Shares, as applicable.

                           (j) The Company will use the net proceeds received by
                  it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds."

                           (k) The Company will file with the New York Stock
                  Exchange, Inc. all documents and notices required by the New York Stock Exchange, Inc. of companies that have securities listed in such exchange and, to the extent the Preferred Stock or Common Stock are listed on the New York Stock Exchange, Inc., the Company will use its best efforts to maintain the listing of any such Underwritten Securities on the New York Stock Exchange, Inc.

                           (l) The Company and the Operating Partnership will
                  not, between the date of the applicable Terms Agreement and the termination of any trading restrictions or the applicable Closing Time, whichever is later, with respect to the Underwritten Securities covered thereby, without your prior written consent, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any securities of the same class or series or ranking on a parity with such Underwritten Securities (other than the Underwritten Securities which are to be sold pursuant to such Terms Agreement) or, if such Terms Agreement relates to Underwritten Securities that are convertible into Common Stock, any Common Stock or any security convertible into Common Stock (except for Common Stock issued pursuant to reservations, agreements, employee benefit plans, dividend reinvestment plans, or employee and trustee share options plans), except as may otherwise be provided in the applicable Terms Agreement.

                           (m) The Company, during the period when the
                  Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                           (n) On or prior to the Closing Time, the Company will
                  cause Articles of Amendment relating to the Preferred Stock or Preferred Stock represented by Depositary Shares, if any, to be filed with the Secretary of State of the State of Georgia in accordance with the Georgia Business Corporation Code.

                           (o) The Company will continue to elect to qualify as
                  a "real estate investment trust" under the Code, and will use its best efforts to meet the requirements to continue to qualify as a "real estate investment trust" under the Code.

                           (p) If requested by you, the Company will use its
                  best efforts to cause each of the executive officers and directors of the Company to enter into lock-up agreements in form and substance satisfactory to the Underwriters, and the Company acknowledges that the Underwriters are intended third party beneficiaries of such agreements.

                           (q) Except for the authorization of actions permitted
                  to be taken by the Underwriters as contemplated herein or in the Prospectus, the Company will not (i) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Securities, (ii) sell, bid for or purchase the Underwritten Securities or pay any person any compensation for soliciting purchases of the Underwritten Securities or (iii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                           (r) From the date hereof until five years after the
                  Closing Time, the Company and the Operating Partnership shall furnish to you and your counsel, promptly upon their becoming available, copies of any document filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act or any securities exchange.

                  SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement or the applicable Terms Agreement or any Deposit Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation and delivery to the Underwriters of this Agreement, any Terms Agreement, any Agreement among Underwriters, any Deposit Agreement, and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Underwritten Securities or any related Underlying Securities to the Underwriters, (iii) the preparation, issuance and delivery of the Underwritten Securities and any related Underlying Securities, any certificates for the Underwritten Securities or such Underlying Securities or Depositary Receipts evidencing the Depositary Shares, as applicable, to the Underwriters, including capital duties, stamp duties, and stock transfer taxes, if any, (iv) the reasonable fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), (v) the qualification of the Underwritten Securities and any related Underlying Securities under state securities laws and real estate syndication laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation and delivery of the Blue Sky Memorandum and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) any fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities and any related Underlying Securities, if applicable, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities and any related Underlying Securities, if applicable, on any national securities exchange, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Underwritten Securities and any related Underlying Securities, (x) the fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Section 2710(c)(8) of the Conduct Rules of the NASD), if applicable, (xi) the costs and expenses of the deposit of Preferred Stock under any Deposit Agreement in exchange for Depositary Receipts, including the charges of the Depositary in connection therewith and (xii) the fees and expenses of the Depositary, including the fees and disbursements of counsel for the Depositary.

                  If the applicable Terms Agreement is terminated by you in accordance with the provisions of Section 5 or Section 9(b)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

                  SECTION 5. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy as of the date hereof and of Closing Time of the representations and warranties of the Company and the Operating Partnership contained herein, to the accuracy of the statements of officers of the Company, the Operating Partnership or any Subsidiary made in any certificate delivered pursuant to the provisions hereof, to the performance by the Company and the Operating Partnership of all of their covenants and other obligations hereunder, and to the following further conditions:

                           (a) The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters; (ii) a prospectus containing information relating to the description of the Underwritten Securities and any related Underlying Securities, the specific method of distribution and similar matters shall have been filed within the prescribed time period, and prior to the applicable Closing Time with the Commission in accordance with Rule 424(b) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 information shall have been filed with the Commission in accordance with Rule 424(b)(7); (iii) the rating assigned by any nationally recognized statistical rating organization to any Preferred Stock of the Company or debt securities of the Operating Partnership as of the date of the applicable Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed any Preferred Stock of the Company or debt securities of the Operating Partnership on what is commonly termed a "watch list" for possible downgrading; and
         (iv) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to purchasers of the Underwritten Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

                           (b) At Closing Time, the Representatives shall have received the opinion, dated as of the applicable Closing Time, of King & Spalding, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect that:

                                    (i) The Company is a corporation duly formed
                  and is validly existing and in good standing under the laws of the State of Georgia. The Company has the power and authority to own, lease and operate its properties and conduct the business in which it is engaged.

                                    (ii) Post GP Holdings, Inc. is a corporation
                  duly formed and is validly existing and in good standing under the laws of the State of Georgia. Post GP Holdings, Inc. has the power and authority to own, lease and operate its properties and conduct the business in which it is engaged and, to counsel's knowledge, such corporation is duly qualified as a foreign corporation in the jurisdictions set forth in an exhibit to the opinion. All of the issued and outstanding shares of capital stock of Post GP Holdings, Inc. have been duly authorized and validly issued and fully paid.

                                    (iii) Post LP Holdings, Inc. is a
                  corporation duly formed and is validly existing and in good standing under the laws of the State of Georgia. Post LP Holdings, Inc. has the power and authority to own, lease and operate its properties and conduct the business in which it is engaged and, to counsel's knowledge, such corporation is duly qualified as a foreign corporation in the jurisdictions set forth in an exhibit to the opinion. All of the issued and outstanding shares of capital stock of Post LP Holdings, Inc. have been duly authorized and validly issued and fully paid.

                                    (iv) The Operating Partnership has been duly
                  formed and is validly existing as a limited partnership under the Georgia Act. The Operating Partnership has partnership power and authority to own, lease and operate its properties and to conduct the business in which it is engaged and, to counsel's knowledge, is duly qualified as a foreign partnership in the jurisdictions set forth in an Exhibit to the opinion. All of the issued and outstanding interests in the Operating Partnership have been duly authorized and validly issued and fully paid.

                                    (v) Each of the Post Services, Inc., Post
                  Asset Management, Inc., Post Landscape Services, Inc. and RAM Partners, Inc. (the "Significant Subsidiaries") has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Significant Subsidiaries has the power and authority to own, lease and operate its properties and to conduct the business in which it is engaged, and, to counsel's knowledge, is duly qualified as a foreign corporation or partnership in the jurisdictions set forth in an exhibit to the opinion. All of the issued and outstanding shares of capital stock, LLC interests and partnership interests of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and are owned, to such counsel's knowledge, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than the transfer restrictions set forth in the Option and Transfer Agreement by and among the Operating Partnership, Post Services, Inc., John
                  A. Williams and John T. Glover. The ownership of the shares of capital stock of Post Services, Inc. is as described in the Prospectus. All of the issued and outstanding shares of capital stock of each of the other Significant Subsidiaries are owned by Post Services Inc.

                                    (vi) The Underwritten Securities and, if
                  applicable, the deposit of the Preferred Stock in accordance with the provisions of a Deposit Agreement, have been duly and validly authorized by all necessary action, and when executed, authenticated and delivered in accordance with this Agreement against payment of the consideration set forth in the applicable Terms Agreement or the Delayed Delivery Contracts, if any, will be validly issued, fully paid and non-assessable and will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms. The terms of the Underwritten Securities being sold pursuant to the applicable Terms Agreement conform in all material respects to the description of the Underwritten Securities set forth under "Description of Common Stock" in the Prospectus and under "Description of Common Stock," "Description of Preferred Stock," "Description of Depositary Shares," or other similar caption, as the case may be, in the Prospectus Supplement. The issuance of the Underwritten Securities is not subject to any statutory preemptive rights or, to counsel's knowledge, any contractual rights to subscribe for more shares. If applicable, the form of certificate used to evidence the Underwritten Securities complies with all applicable statutory requirements.

                                    (vii) If applicable, the Common Stock
                  issuable upon conversion of any of the Preferred Stock or Depositary Shares have been duly authorized and reserved for issuance upon such conversion by all necessary action and such shares, when issued upon such conversion will be validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion will not be subject to any statutory preemptive rights or, to counsel's knowledge, any contractual rights to subscribe for more shares; and the Common Stock issuable upon conversion of the Preferred Stock or the Depositary Shares conform in all material respects to the descriptions thereof in the Prospectus.

                                    (viii) The applicable Deposit Agreement, if
                  any, has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary) constitutes a valid and binding obligation of the Company enforceable in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (C) rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws; and the Deposit Agreement, if any, conforms in all material respects to all statements relating thereto contained in the Prospectus.
                                    (ix) Each of this Agreement, the applicable
                  Terms Agreement and the Delayed Delivery Contracts, if any, has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership, and each of the Company and the Operating Partnership has the power and authority to perform its obligations hereunder and thereunder.

                                    (x) The execution and delivery of this
                  Agreement and the applicable Terms Agreement by each of the Company and the Operating Partnership, and the performance by each of the Company and the Operating Partnership of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereunder and thereunder, did not, do not and will not conflict with or constitute a breach or violation of, or default under: (1) to the knowledge of counsel, any material contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other material instrument or agreement to which the Operating Partnership is a party or by which it or any of its respective properties or other assets or any Property may be bound or subject; (2) the certificate of limited partnership or partnership agreement of the Operating Partnership; or (3) any applicable law, rule, order, administrative regulation or administrative or court decree, except that no opinion is expressed under this clause (3) as to this Agreement or the Terms Agreement with respect to federal, state or foreign securities laws.

                                    (xi) The Registration Statement is effective
                  under the 1933 Act and, to counsel's knowledge based solely on telephonic confirmation from the staff of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been initiated or threatened by the Commission.

                                    (xii) No consent, approval, authorization or
                  order of, or qualification with, any governmental body or agency and no consent, approval, or authorization of any person other than the Company and the Operating Partnership is required for the performance by each of the Company and the Operating Partnership of its obligations under this Agreement and the applicable Terms Agreement, except such as may be required under the 1933 Act and the securities, Blue Sky or real estate syndication laws of various states in connection with the offer and sale of the Underwritten Securities.

                                    (xiii) To the knowledge of counsel, there is
                  no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against or affecting the Company, the Operating Partnership, any Subsidiary or any material property of the Company that is required to be disclosed in the Registration Statement (other than as disclosed therein) or that, if determined adversely to the Company, the Operating Partnership, any Subsidiary or any property could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement. To the knowledge of counsel, there are no contracts or documents of the Company, the Operating Partnership or any Subsidiary which are required by the 1933 Act, or by the 1933 Act Regulations, the 1934 Act, or the 1934 Act Regulations to be filed as exhibits to the Registration Statement, the Prospectus or the documents incorporated by reference which have not been so filed as exhibits as required.

                                    (xiv) None of the Company, the Operating
                  Partnership or any Subsidiary is required to be registered as an investment company under the 1940 Act.

                                    (xv) The information (A) in the Prospectus
                  under the heading "Description of Common Stock," "Description of Preferred Stock" and "Description of Depository Shares" and
                  (B) the discussion in the Prospectus under the heading "Federal Income Tax Considerations" and in the Prospectus Supplement under the headings "Taxation of Common Stock Holders," "Taxation of Holders of Preferred Stock," or other similar caption, as the case may be, to the extent that it constitutes matters of law or legal conclusions has been reviewed by such counsel, is correct and presents fairly the information to be disclosed therein.

                                   (xvi) At the time the Registration Statement
                  became effective and at the Representation Date, the Registration Statement and Prospectus (except for financial statements and schedules included therein, as to which such counsel need not express any opinion), excluding the documents incorporated by reference therein complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                                    (xvii) Each document heretofore filed
                  pursuant to the 1934 Act and incorporated or deemed to be incorporated by reference in the Prospectus (except for financial statements and schedules and other financial information included or incorporated by reference therein, as to which such counsel need not express any opinion) complied as to form in all material respects with the requirements of the 1934 Act and the applicable 1934 Act Regulations in effect at the date of their respective filings.

                                    (xviii) The Company was organized and has
                  operated in conformity with the requirements for qualification and taxation as a REIT for each of its taxable years beginning with the taxable year ended December 31, 1993, and its current organization and method of operation should enable it to continue to meet the requirements for qualification as a REIT.

                                    (xix) The Operating Partnership and each of
                  the Subsidiary Partnerships are properly classified as partnerships, and not as corporations or as associations taxable as corporations, for Federal income tax purposes throughout the period from July 22, 1993 through the date hereof, or, in the case of any Subsidiary Partnership that have terminated, through the date of termination of such Subsidiary Partnerships.

                                    (xx) To the knowledge of counsel, except as
                  described in the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of Common Stock or capital stock of or other equity interest in the Company or any subsidiary of the Company.

                                    (xxi) The Articles of Amendment relating to
                  the Preferred Stock and the Depositary Shares, if any, have been filed with the Secretary of State of the State of Georgia pursuant to the Georgia

                  Business Corporation Code and the number of Preferred Stock and the title, par value, liquidation preference, ranking, dividend rate or rates (or method of calculation), dividend payment dates, redemption or sinking fund requirements, conversion provisions and other terms of the Preferred Stock have been set forth therein.

                                    (xxii) An amendment to the Second Amended
                  and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of the Closing Time, by and among Post GP Holdings, Inc., as the general partner, and the limited partners of the Operating Partnership (the "Partnership Agreement Amendment") has been duly authorized, executed and delivered by the parties thereto and is a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, or similar laws affecting creditors' rights generally from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). The Preferred Partnership Units (as defined in the Partnership Agreement Amendment) have been duly authorized for issuance by all necessary partnership action and, when issued and delivered against payment therefor in accordance with the Partnership Agreement Amendment, will be validly issued, fully paid and non-assessable. The issuance of the Preferred Partnership Units is not subject to any statutory or, to our knowledge, contractual preemptive rights.

                           (c) At Closing Time, you shall have received the favorable opinion, dated as of the applicable Closing Time, of Hogan & Hartson L.L.P., counsel for the Underwriters, with respect to the matters set forth in (i) (first sentence only), (ii) (first sentence only), (iv) (first sentence only), (vi), (vii), (ix), (xi), (xv)(A) and
         (xvi) of Section 5(b) above.

                           (d) In rendering their opinions required by Sections 5(b) and (c), respectively, King & Spalding and Hogan & Hartson L.L.P. shall each additionally state (which shall not constitute an opinion) that no facts have come to the attention of such counsel which cause them to believe that the Registration Statement or any amendment thereto (except for financial statements and supporting schedules and other financial information and data included therein or omitted therefrom, as to which such counsel need not express any view), as of the time it became effective under the 1933 Act (and as of the time of filing of the Company's Annual Report on Form 10-K, if filed subsequent to the time of effectiveness) or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto (except as aforesaid) as of the date of the applicable Terms Agreement or at the applicable Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           In giving their opinions required by Sections 5(b) and 5(c), such counsel (A) may rely as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and (B) may rely as to the qualification and good standing of each of the Company, the Operating Partnership or any of the Subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions, which opinions shall be in form and substance satisfactory to counsel for the Underwriters. In giving their belief required in this Section 5(d), such counsel may state that their belief is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments and supplements thereto and review and discussion of the contents thereof.

                           (e) At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect whether or not arising in the ordinary course of business, and you shall have received a certificate of the President or a Vice President of the Company and the Operating Partnership, and the chief financial officer or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company and the Operating Partnership have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                           (f) At the time of the execution of the applicable Terms Agreement, you shall have received from Price Waterhouse LLP a letter dated such date, in form and substance satisfactory to you together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect that: (i) they are independent accountants with respect to the Company, the Operating Partnership and their subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the consolidated financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions therein comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, with respect to the unaudited financial statements of the Company and the Operating Partnership included or incorporated by reference in the Registration Statement), nothing has come to their attention which causes them to believe that (A) any material modifications should be made to the unaudited condensed financial statements included or incorporated by reference in the Registration Statement for them to be in conformity with GAAP or (B) the unaudited condensed financial statements included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations or (C) at a specified date not more than five days prior to the date of the applicable Terms Agreement, there has been any change in the Common Stock of the Company or partnership interests in the Operating Partnership or in the consolidated long term debt of the Company and the Operating Partnership or any decrease in the net assets of the Company, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than five days prior to the date of the applicable Terms Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, or decrease in net income or net income per share of Common Stock of the Company and the Operating Partnership, as applicable, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the audit referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures with respect to certain amounts, percentages and financial and statistical information which are included in the Registration Statement and the Prospectus and which are specified by you, and have found such amounts, percentages and financial and statistical information to be in agreement with relevant accounting, financial and other records of the Company and the Operating Partnership and their Subsidiaries identified in such letter.

                           (g) At Closing Time, you shall have received from Price Waterhouse LLP a letter, dated as of the applicable Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the applicable Closing Time and if the Company has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out the procedures specified in clause (iv) of subsection (f) of this section with respect to certain amounts, percentages and financial and statistical information specified by you and deemed to be part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial and statistical information to be in agreement with the records specified in such clause (iv).

                           (h) At the time of the execution of the applicable Terms Agreement, you shall have received a letter from Ernst & Young LLP dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other underwriters, to the effect that: (i) they are independent accountants with respect to Columbus Realty Trust ("Columbus") and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the consolidated financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions therein comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, with respect to the unaudited financial statements of Columbus included or incorporated by reference in the Registration Statement), nothing has come to their attention which causes them to believe that, (A) any material modifications should be made to the unaudited consolidated financial statements included or incorporated by reference in the Registration Statement for them to be in conformity with GAAP or (B) the unaudited consolidated financial statements included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations or (C) at the date of the latest available consolidated interim financial data, there has been any change in the capital stock of Columbus or in the consolidated long term debt of Columbus or any decrease in the consolidated net current assets of Columbus, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement and the Prospectus at the date of the latest available consolidated therein financial data, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, or decrease in consolidated income before extraordinary items or consolidated income before extraordinary items per share of common stock or in consolidated net income or consolidated net income per share of common stock of Columbus, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) based upon inquiries of certain officials of Columbus who have responsibility for financial and accounting matters, nothing came to our attention that
         (A) there was any change at a specified date not more than five days prior to the date hereof in the capital stock, increase in long-term debt or any decreases in consolidated net current assets or equity of Columbus as compared with amounts shown on the most recent consolidated balance sheets included or incorporated by reference in the Registration Statement and the Prospectus, or (B) for the period from the date of the latest available consolidated interim financial data to a specified date not more than five days prior to the date hereof, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or in the total or per-share amounts of consolidated income before extraordinary items or of consolidated net income, except in all instances for changes or decreases which the Registration Statement and Prospectus disclose have occurred or may occur.

                           (i) At Closing Time, you shall have received from Ernst & Young LLP a letter, dated as of the applicable Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the applicable Closing Time.

                           (j) At Closing Time and at any relevant Date of Delivery, the Underwritten Securities shall be rated investment grade by any "nationally recognized statistical rating organization," as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in the Applicable Terms Agreement, and the Company or the Operating Partnership shall have delivered to you a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to you, confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in the rating assigned to the Underwritten Securities or any of the Company's or the Operating Partnership's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Underwritten Securities or any of the Company's or the Operating Partnership's other securities.

                           (k) At Closing Time, if applicable, the Underwritten Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

                           (l) If the Registration Statement or an offering of Underwritten Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                           (m) On the date of the applicable Terms Agreement, you shall have received, in form and substance satisfactory to it, each lock-up agreement, if any, specified in such Terms Agreement as being required to be delivered by the persons listed therein.

                           (n) In the event that the Underwriters are granted an over-allotment option by the Company or the Operating Partnership in the applicable Terms Agreement and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Company and the Operating Partnership contained herein and the statements in any certificates furnished by the Company or the Operating Partnership hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, you shall have received:

                                    (1) A certificate, dated such Date of
                  Delivery, of the President or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery,

                                    (2) The favorable opinion of King &
                  Spalding, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by
                  Section 5(b) hereof (including the statement of belief required by Section 5(d) hereof).

                                    (3) The favorable opinion of Hogan & Hartson
                  L.L.P., counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by
                  Section 5(c) hereof (including the statement of belief required by Section 5(d) hereof).

                                    (4) A letter from Price Waterhouse LLP, in
                  form and substance satisfactory to you and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to you pursuant to Section 5(f) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

                                    (5) A letter from Ernst & Young LLP, in form
                  and substance satisfactory to you and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to you pursuant to Section 5(h) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

                  (o) At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company or the Operating Partnership in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

                  (p) If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Underwritten Securities on such Date of Delivery) may be terminated by you by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

                  SECTION 6.  Indemnification.

                  (a) Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof, as follows:

                                    (1) against any and all loss, liability,
                  claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A information and the Rule 434 information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                    (2) against any and all loss, liability,
                  claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Operating Partnership; and

                                    (3) against any and all expense whatsoever,
                  as incurred (including, without limitation, the fees and other charges of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A information and the Rule 434 information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Operating Partnership, its directors, officers, employees and affiliates, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A information and the Rule 434 information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified part in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

                  The relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hands shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership or by the

Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Operating Partnership, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company and the Operating Partnership who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Operating Partnership. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Initial Underwritten Securities set forth opposite their respective names in applicable Terms Agreement, and not joint.

                  SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or the applicable Terms Agreement or in certificates of officers of the Company or the Operating Partnership submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any termination of this Agreement or the applicable Terms Agreement or investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company and the Operating Partnership, and shall survive delivery of and payment for the Underwritten Securities.

                  SECTION 9.  Termination of Agreement.

                  (a) This Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company and the Operating Partnership or by you upon the giving of 30 days' prior written notice of such termination to the other party hereto.

                  (b) You may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the applicable Closing Time or any relevant Date of Delivery, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, assets or business prospects of the Company, the Operating Partnership and their subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in your judgment, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange, Inc. or if trading generally on the New York Stock Exchange, Inc. or the American Stock Exchange, Inc. has been suspended or limited, or, minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or order of the Commission or any other governmental authority, (iv) a banking moratorium has been declared by either Federal or New York authorities, or (v) if the rating assigned by any nationally recognized statistical rating organization to any Preferred Stock of the Company as of the date of the applicable Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any Preferred Stock of the Company or Debt Securities of the Operating Partnership on what is commonly termed a "watch list" for possible downgrading. As used in this Section 9(b), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

                  (c) If this Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that

Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

                  SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the applicable Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you shall not have completed such arrangements within such 24-hour period, then:

                           (a) if the number of Defaulted Securities does not
                  exceed 10% of the number of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms bear to the underwriting obligations of all non-defaulting Underwriters, or

                           (b) if the number of Defaulted Securities exceeds 10%
                  of the number of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company to sell, such Option Underwritten Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in (i) a termination of applicable Terms Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company with respect to the related Option Underwritten Securities, as the case may be, either you or the Company shall have the right to postpone the applicable Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

                  SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281-1201, attention of Tjarda van S. Clagett; and notices to the Company and the Operating Partnership shall be directed to it at 3350 Cumberland Circle, N.W., Suite 2200, Atlanta, Georgia 30339, attention of John T. Glover, President.

                  SECTION 12. Parties. This Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon the Company, and the Operating Partnership, you and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and the Operating Partnership and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or such Terms Agreement or any provision herein or therein contained. This Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 13. GOVERNING LAW AND TIME. THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

                  SECTION 14. Counterparts.

                  This Agreement and the applicable Terms Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall contribute a single instrument.

                  SECTION 15. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement between you and the Company in accordance with its terms.





                              Very truly yours,

                              POST PROPERTIES, INC.



                              By:
                                 --------------------------------------
                                 Name:
                                 Title:


                              POST GP HOLDINGS, INC., as general partner, on behalf of POST APARTMENT HOMES, L.P.


                              By:
                                 --------------------------------------
                                 Name:
                                 Title:


CONFIRMED AND ACCEPTED
 as of the date first
 above written:

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith
         Incorporated



By:
   -------------------------------------
   Name:
   Title:

                                                                       Exhibit A


                              POST PROPERTIES, INC.
                              a Georgia corporation

               Common Stock, Preferred Stock and Depositary Shares

                                 TERMS AGREEMENT


To:           Post Properties, Inc.
              3350 Cumberland Circle, N.W.
              Suite 2200
              Atlanta, GA  30339

Ladies and Gentlemen:

              We understand that Post Properties, Inc., a Georgia corporation (the "Company"), proposes to issue and sell [_____ shares of its common stock, par value $.01 per share (the "Common Stock")] [_____ shares of its preferred stock, par value $.01 per share (the "Preferred Stock")] [in the form of _____ depositary shares (the "Depositary Shares") each representing ____ of a share of Preferred Stock] (such securities also being hereinafter referred to as the "Initial Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, we [the underwriters named below (the "Underwriters")] offer to purchase, severally and not jointly, the number of Underwritten Securities [opposite their names set forth below at the purchase price set forth below, and a proportionate share of Option Underwritten Securities set forth below, to the extent any are purchased.

                                     Number
Underwriter                          of Initial Underwritten Securities

Total                                [$]

         The Underwritten Securities shall have the following terms:

                                 [Common Stock]

Title:
Number of shares:
Number of Option Underwritten Securities:
Initial public offering price per share:  $
Purchase price per share:  $
Listing requirements:
Black-out provisions:
Lock-up provisions:
Other terms and conditions:
Closing date and location:

                                [Preferred Stock]

Title:
Rank:
Ratings:
Number of shares:
Number of Option Underwritten Securities:
Dividend rate (or formula) per share:  $
Dividend payment dates:
Stated value:  $
Liquidation preference per share:  $
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Initial public offering price per share: $____ plus accumulated dividends, if any, from _____
Purchase price per share: $____ plus accumulated dividends, if any, from _____ Other terms and conditions:
Closing date and location:



                               [Depositary Shares]

Title:
Fractional Amount of Preferred Stock represented by each Depositary Share:
Ratings:
Rank:
Number of shares:
Number of Option Underwritten Securities:

Dividend rate (or formula) per share:
Dividend payment dates:
Liquidation preference per share:
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Initial public offering price per share: $____ plus accumulated dividends, if any, from _____
Purchase price per share: $____ plus accumulated dividends, if any, from _____
Other terms and conditions: Closing date and location:

         All of the provisions contained in the document attached as Annex I entitled "POST PROPERTIES, INC. Common Stock, Preferred Stock and Depositary Shares--Purchase Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

         Please accept this offer no later than _____ o'clock P.M. (New York City time) on _____________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                           Very truly yours,

                           MERRILL LYNCH, PIERCE, FENNER & SMITH
                                INCORPORATED

                           By:
                              -------------------------------------
                                   Authorized Signatory

                           [Acting on behalf of itself and the other named
                                 Underwriters.]

Accepted:

POST PROPERTIES, INC.



By:
   --------------------------------
   Name:
   Title:


                                      -3-